Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Pasani, S.A. De C.V.

We have audited the accompanying balance sheets of Pasani, S.A. De C.V. as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pasani, S.A. De C.V., as of December 31, 2006 and 2005 and the results of its operations and its cash flows for the each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Gruber & Company, LLC

Lake Saint Louis, Missouri

September 14, 2007

Pasani S.A. De C.V.

Balance Sheets

	December 31,
	2006	2005
Assets

Current Assets
Cash	$17,923	$1,862
Accounts Receivable, net of allowance	862,259	815,317
Inventory	1,485,565	1,001,082
Prepaid Costs	486,870	220,812

Total Current Assets	2,852,617	2,039,073

Property, Plant and Equipment, net of Accumulated Depreciation of $17,806 and $10,864 Respectively	131,833	26,605

Total Assets	2,984,450	2,065,678

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts Payable	186,930	168,801
Accrued Expenses	90,312	84,263
Other Accruals	379,110	207,690

Total Current Liabilities	656,352	460,754

Stockholders’ Equity
Common Stock, authorized 50,000,000, par value .001, 27,766,000 shares issued and outstanding	27,766	27,766
Retained Earnings	2,309,390	1,579,274
Comprehensive Loss	(9,058)	(2,116)
Total Stockholders’ Equity	2,328,098	1,604,924

Total Liabilities and Stockholders’ Equity	$2,984,450	$2,065,678

See accompanying notes to financial statements

Pasani S.A. De C.V.

Statements of Operations

	For the Years Ended December 31,
	2006	2005

Sales	$7,391,604	$5,779,529

Sales Returns	729,319	661,364

Net Sales	6,662,285	5,118,165

Cost of Sales	4,606,653	3,108,771

Gross Profit	2,055,632	2,009,394

Operational Costs	1,096,129	1,175,926

Income From Operations	959,503	833,468

Financing Costs	46,858	30,294

Income Before Income Taxes	912,645	803,174

Income Taxes	(182,529)	(160,635)

Net Income	$730,116	$642,539

Earnings per Share	$0.03	$0.02

Weighted Average Shares Outstanding	27,766,000	27,766,000

See accompanying notes to financial statements

Pasani S.A. De C.V.

Statements of Stockholders’ Equity

	Common Stock			Comprehensive	Retained
	Shares	Par Value	Total	Loss	Earnings	Total

Balance January 1, 2005	4,628,000	$0.001	$4,628	$—	$936,735	$941,363

Shares Issued for Services	23,138,000	0.001	23,138	—	—	23,138

Net Income	—	—	—	—	642,539	642,539

Currency Translation Adjustment	—	—	—	(2,116)	—	(2,116)

Balance December 31, 2005	27,766,000	0.001	27,766	(2,116)	1,579,274	1,604,924

Currency Translation Adjustment	—	—	—	(6,942)	—	(6,942)

Net Income	—	—	—	—	730,116	730,116

Balance December 31, 2006	27,766,000	$0.001	$27,766	$(9,058)	$2,309,390	$2,328,098

See accompanying notes to financial statements

Pasani S.A. De C.V.

Statements of Cash Flows

	For the year ending
	December 31,
	2006	2005

Cash Flows from Operating Activities:
Net Income	$730,116	$642,539
Adjustments to reconcile net profit to net cash provided by operating activities:
Depreciation	5,726	5,417
Currency translation adjustment	(6,942)	(2,116)
Common Stock Issued For Services	—	23,138

Changes in Operating Assets and Liabilities:
Accounts Receivable	(46,942)	(251,768)
Inventory	(484,483)	(497,880)
Prepaids	(266,058)	(131,344)
Accounts Payable	18,129	22,936
Accrued Expenses	6,049	13,524
Other Accruals	171,420	184,804
Net Cash Provided By Operating Activities	127,015	9,250

Cash Flows from Investing Activities:
Purchase of Property, Plant and Equipment	(110,954)	(11,124)

Increase (Decrease) in Cash	16,061	(1,874)

Cash at the Beginning	1,862	3,736

Cash at the End	$17,923	$1,862

See accompanying notes to financial statements

Pasani S.A. De C.V.

Notes to the Financial Statements

December, 31, 2006

1. The Company

Pasani (the Company) was established as a distributor of food products throughout the country of Mexico. In May of 2007 the Company was acquired by a publicly traded corporation in the United States.

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

(b) Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation and allowance for doubtful receivables.  Actual results could differ from those estimates.

(c) Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(d) Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility.  An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.  An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position.  If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted.  There was allowance for doubtful accounts at December 31, 2006 and 2005 of $75,000.

(e) Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold properties, which are depreciated over their useful lives or the terms of their related leases, whichever is less.  Expenditure for maintenance and repairs, which does not improve or extend the expected useful life of the assets, is expensed to operations while major repairs are capitalized.

The estimated useful lives are as follows:

Computer equipment	3 years
Furniture & Fixture	5 years

The gain or loss on disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets, and, if any, is recognized in the statement of operations and comprehensive income.

(f) Impairment of Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”, the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized.

(g) Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes”.  Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(h) Revenue Recognition

Revenue from goods sold is recognized when title has passed to the purchaser, which generally is at the time of delivery.

(i) Foreign Currency Transactions

The Company’s functional currency is the Mexican peso and its reporting currency is U.S. dollars. The Company’s balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise.  Translation gains and losses are deferred and accumulated as a component of other comprehensive income in owners’ equity.  Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred.

(j) Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet.  The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts and other receivables, accounts payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(k) Earnings Per Share

Basic earnings per share is computed by dividing the earning for the year by the weighted average number of common shares outstanding for the period.

(l) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.  These transactions are deemed immaterial for the periods presented.

(m) Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109”.  FIN 48 provides guidance for the recognition, measurement, classification and disclosure of the financial statement effects of a position taken or expected to be taken in a tax return (“tax position”).  The financial statement effects of a tax position must be recognized when there is a likelihood of more than 50 percent that based on the technical merits, the position will be sustained upon examination and resolution of the related appeals or litigation processes, if any.  A tax position that meets the recognition threshold must be measured initially and subsequently as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with a taxing authority.  The interpretation is effective for fiscal years beginning after December 15, 2006.  The Company does not expect its adoption of FIN 48 to have a material impact on its consolidated financial portion, results of operations or cash flows.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  The Statement applies under other accounting pronouncements that require or permit fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, or the Company’s fiscal year ending September 30, 2009.  The Company does not expect the adoption of this new standard to have a material impact on its consolidated financial position, results of operations or cash flow.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”.  This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income.  This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.  The effective date to initially recognize the funded status and to provide the required disclosures is for fiscal years ending after December 15, 2006, or the Company’s fiscal year ending September 30, 2007.  The requirement to measure plan assets and benefit obligations is effective for fiscal years ending after December 15, 2008, or the Company’s fiscal year ending September 30, 2009.  The Company does not expect the adoption of this new standard to have a material impact on its consolidated financial position, results of operations or cash flows.

In February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” and is effective for fiscal years beginning after November 15, 2007.  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The Company is currently assessing the impact the adoption of this pronouncement will have on the financial statements.

3. Related Party Transactions

 The Company has no related party transactions.

4. Inventory

Inventory consists of finished products, mainly in the food industry valued at lower of cost or market and valued using the first-in, first-out method.

5. Income Taxes

The Company is subject to income taxes on income arising in, or derived from the Mexican tax jurisdiction. A tax rate of 20% on earnings has been accrued.

6. Commitments and Contingencies

As of December 31, 2006 the Company is obligated for rental agreements

The future minimum lease payments are as follows:-

Year

2007	$120,450
2008	120,450
2009	143,450
2010	143,450
2011-2013	423.210

$951,010

7. Concentrations and Credit Risk

The Company’s operating segment is located in Mexico.  Foreign operations are subject to risks inherent in operating under different legal systems and various political economic environments.  Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange.  Net assets of foreign operations are 100% of the Company’s total net assets.

The Company operates principally in Mexico and grants credit to its customers in this geographic region. The Company does not require collateral to support financial instruments that are subject to credit risk.

PASANI, S.A. De C.V.

BALANCE SHEETS

(UNAUDITED)

	MARCH 31, 2007	DECEMBER 31, 2006

ASSETS
Current assets:

Cash	$5,121	$17,923
Accounts receivable	1,237,048	862,259
Inventory	1,069,979	1,485,565
Prepaid and deposits	452,752	486,870

TOTAL CURRENT ASSETS	2,764,900	2,852,617

Property and equipment, net	170,254	131,833
TOTAL ASSETS	$2,935,154	$2,984,450

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:

Accounts payable	$432,540	$186,930
Accrued expenses	28,170	90,312
Other accruals	36,115	379,110
TOTAL CURRENT LIABILITIES	496,825	656,352

Stockholders’ equity:

Common stock, $0.001 par value, 50,000,000 shares authorized 27,766,000 shares issued and outstanding as of March 31, 2007 and December 31, 2006, respectively	27,766	27,766
Retained earnings	2,422,068	2,309,390
Comprehensive loss	(11,505)	(9,058)

TOTAL STOCKHOLDERS’ EQUITY	2,438,329	2,328,098

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,935,154	$2,984,450

The accompanying notes are an integral part of these financial statements.

PASANI, S.A. De C.V.

STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2007

REVENUES	$1,697,597
COST OF REVENUES	1,213,568

GROSS PROFIT	484,029

OPERATING EXPENSES
General and administrative expenses	342,959

TOTAL OPERATING EXPENSES	342,959

GAIN FROM OPERATIONS	141,070

OTHER INCOME AND (EXPENSE)
Interest expense	(222)
Provision for income taxes	(28,170)

NET LOSS	$112,678

NET (LOSS) PER SHARE — BASIC AND FULLY DILUTED	$0.00

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING BASIC AND FULLY DILUTED	27,766,000

The accompanying notes are an integral part of these financial statements.

PASANI, S.A. De C.V.

STATEMENT OF CASH FLOWS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net gain	$112,678
Adjustment to reconcile net loss to net cash used for operating activities:
Depreciation	3,034

Changes in operating assets and liabilities:
Increase in accounts receivable	(374,789)
Decrease in inventory	415,586
Decrease in prepaid and deposits	34,118
Increase in accounts payable	245,610
Decrease in accrued expense	(62,142)
Decrease in other accruals	(342,995)

NET CASH USED FOR OPERATING ACTIVITIES

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(41,455)

NET CASH USED FOR INVESTING ACTIVITIES	(41,455)

CASH FLOWS FROM FINANCING ACTIVITIES	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	—

NET INCREASE (DECREASE) IN CASH	(12,802)
Cash — Beginning	17,923

CASH — Ending	$5,121

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITY:
Income taxes paid	$—
Interest paid	$222

The accompanying notes are an integral part of these financial statements.

PASANI, S.A. De C.V.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2007

(UNAUDITED)

1. The Company

Pasani (the Company) was established as a distributor of food products throughout the country of Mexico. In May of 2007 the Company was acquired by a publicly traded corporation in the United States.

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The accompanying financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”).

(b) Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported periods. Significant estimates include depreciation and allowance for doubtful receivables.  Actual results could differ from those estimates.

(c) Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(d) Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility.  An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.  An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position.  If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted.  There was allowance for doubtful accounts at March 31, 2007 of $75,000.

(e) Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided principally by use of the straight-line method over the useful lives of the related assets, except for leasehold properties, which are depreciated over their useful lives or the terms of their related leases, whichever is less.  Expenditure for maintenance and repairs, which does not improve or extend the expected useful life of the assets, is expensed to operations while major repairs are capitalized.

The estimated useful lives are as follows:

Computer equipment	3 years
Furniture & Fixture	5 years

The gain or loss on disposal of property, plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets, and, if any, is recognized in the statement of operations and comprehensive income.

(f) Impairment of Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”, the Company evaluates its long-lived assets to determine whether later events and circumstances warrant revised estimates of useful lives or a reduction in carrying value due to impairment. If indicators of impairment exist and if the value of the assets is impaired, an impairment loss would be recognized.

(g) Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes”.  Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(h) Revenue Recognition

Revenue from goods sold is recognized when title has passed to the purchaser, which generally is at the time of delivery.

(i) Foreign Currency Transactions

The Company’s functional currency is the Mexican peso and its reporting currency is U.S. dollars. The Company’s balance sheet accounts are translated into U.S. dollars at the year-end exchange rates and all revenue and expenses are translated into U.S. dollars at the average exchange rates prevailing during the periods in which these items arise.  Translation gains and losses are deferred and accumulated as a component of other comprehensive income in owners’ equity.  Transaction gains and losses that arise from exchange rate fluctuations from transactions denominated in a currency other than the functional currency are included in the statement of operations as incurred.

(j) Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Values of Financial Instruments”, requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet.  The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

For certain financial instruments, including cash, accounts and other receivables, accounts payable, accruals and other payables, it was assumed that the carrying amounts approximate fair value because of the near term maturities of such obligations.

(k) Earnings Per Share

Basic earnings per share is computed by dividing the earnings for the year by the weighted average number of common shares outstanding for the period.

(l) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.  These transactions are deemed immaterial for the periods presented.

3. Related Party Transactions

 The Company has no related party transactions.

4. Inventory

Inventory consists of finished products, mainly in the food industry valued at lower of cost or market and valued using the first-in, first-out method.

5. Income Taxes

The Company is subject to income taxes on income arising in, or derived from the Mexican tax jurisdiction. A tax rate of 20% on earnings has been accrued.

6. Concentrations and Credit Risk

The Company’s operating segment is located in Mexico.  Foreign operations are subject to risks inherent in operating under different legal systems and various political economic environments.  Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange.  Net assets of foreign operations are 100% of the Company’s total net assets.

The Company operates principally in Mexico and grants credit to its customers in this geographic region. The Company does not require collateral to support financial instruments that are subject to credit risk.